                                                                    EXHIBIT 23.4


                        [CHONG UN & COMPANY LETTERHEAD]




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of Post-Effective Amendment No. 2 to the Amkor Technology, Inc. Registration Statement (No. 333-40645) on Form S-1.


/s/ Chong Un & Company
----------------------------
Chong Un & Company


Seoul, Korea
August 7, 1998